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                    Supplement dated October 30, 1998 to New
         England Star Funds Prospectus dated May 1, 1998 and New England
                Stock Funds Class Y Prospectus dated May 1, 1998

                         NEW ENGLAND STAR SMALL CAP FUND
                          (effective October 30, 1998)

CHANGE IN INVESTMENT POLICY
On October 30, 1998 the Board of Directors of New England Funds Trust I approved a change in the Star Small Cap Fund's investment policies. Accordingly, the first sentence under the heading "New England Star Small Cap Fund" in the section entitled "Investment Strategy- Fund Investments and Subadvisers' Investment Styles" (in the New England Star Funds Prospectus) and in the section entitled "Investment Strategy - Fund Investments" (in New England Stock Fund Class Y Prospectus) is revised to read as follows:

     The Star Small Cap Fund seeks to attain its objective of capital appreciation by investing primarily in equity securities of small capitalization companies, which the Fund currently considers to be companies having total market capitalization (shares outstanding times market price per share), at the time of purchase, no greater than the stock with the largest capitalization of the stocks making up the Russell 2000 Index ("Small Cap Companies").

Furthermore, under the same heading, the third sentence of the paragraph which begins "Loomis Sayles..." is revised to read as follows:

     Most of these companies will have market capitalizations that fall within the range of the market capitalization of the Russell 2000 Index at the time of initial purchase.


                         NEW ENGLAND STAR ADVISERS FUND

CHANGE IN PORTFOLIO MANAGER

The following supplements the paragraph entitled "Founders" in the "Fund Management" section of each Prospectus:

Effective August 21, 1998, the Founders large/mid-cap investment management team, under the interim leadership of Paul LaRocco, has replaced Edward F. Keely as portfolio manager of the Founders' segment of the Star Advisers Fund. Mr. LaRocco, Vice President of Investments of Founders, is a Chartered Financial Analyst and is also the interim leader of the team managing the Founders Growth Fund. Mr. LaRocco has been serving as the lead portfolio manager for the Founders Special Fund since March 1998 and as a portfolio manager for The Dreyfus Corporation since April 1998. Prior to joining Founders in 1998, Mr. LaRocco was a vice president and portfolio manager with Oppenheimer Funds.

CHANGE IN SUBADVISORY FEE

The following supplements the disclosure found in the paragraph in the "Fund Management" section of the Prospectus describing subadvisory fees paid by NEFM to Janus Capital Corporation ("Janus Capital"):

         For the Star Advisers Fund, NEFM pays Janus Capital a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that Janus Capital manages and 0.50% of such assets in excess of $50 million.


                         NEW ENGLAND STAR WORLDWIDE FUND
                           (effective August 3, 1998)

CHANGE IN PORTFOLIO MANAGERS
Oscar Castro and John Boich of Montgomery have assumed day-to-day responsibility for the management of the Montgomery segment of the New England Star Worldwide Fund. Messrs. Castro and Boich are each a Senior Portfolio Manager and Principal of Montgomery and each has been employed by Montgomery since 1993. They have co-managed Montgomery's Global Opportunities Fund since its inception on September 30, 1993.

CHANGE IN INVESTMENT STRATEGY
The paragraph regarding Montgomery in the "Fund Investments - Star Worldwide Fund" section of the Prospectus is revised to read as follows:

         Montgomery Asset Management, LLC ("Montgomery") normally will invest at least 65% of its segment of the Fund's portfolio in equity securities of companies, which may be of any size, throughout the world. The segment of the Fund managed by Montgomery emphasizes common stocks, but may also invest up to 35% of its segment in debt securities, including up to 5% in debt securities rated below investment grade. Montgomery may invest its segment of the Fund in securities denominated in one or more foreign currencies.

         Montgomery invests in companies that it believes have potential for above-average growth in sales and earnings on a sustained basis and that are reasonably priced. A number of factors are considered in evaluating potential investments, including a company's per share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages; and quality of management.

Messrs. Castro and Boich have reviewed the portfolio holdings of the Montgomery segment of the Fund and expect that it will take approximately 2 to 3 months to reposition the Montgomery segment's portfolio holdings to match the new investment strategy as set forth above.

REDUCTION IN SUBADVISORY FEE
The subadvisory fees payable by NEFM to Montgomery are now at the annual rate of:

         0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery manages, 0.65% of the next $25 million of such assets, and 0.55% of such assets in excess of $50 million.

This change in subadvisory fees paid by NEFM does not affect the management fee paid by the Fund.


                                                                       SP81-1098